UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08299

Oppenheimer International Small-Mid Company Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/31/2018

Item 1. Reports to Stockholders.

Annual Report 8/31/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
International Small-Mid Company Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI ACWI Ex USA SMID Net Index	MSCI ACWI Ex USA Small Cap Net Index
1-Year	19.27%	12.41%	4.99%	5.35%
5-Year	15.84	14.48	7.42	8.05
10-Year	14.36	13.69	5.69	6.70

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 19.27% during the one-year period ended August 31, 2018. The Fund significantly outperformed its benchmark, the MSCI ACWI ex USA SMID Net Index (the “Index”), which returned 4.99% over the same period. Over the longer term, the Fund’s Class A shares (without sales charge) produced 3-, 5- and 10-year returns of 15.68%, 15.84% and 14.36% for the periods ended August 31, 2018, respectively. The Index returned 9.87%, 7.42% and 5.69%, respectively, over those same periods.

PORTFOLIO REVIEW

Sector Analysis

The portfolio outperformed in 10 of the 11 sectors of the Index during the reporting period, led by the Health Care and Information Technology sectors. The Fund also has its highest exposure to the Health Care and Information Technology sectors. We look for the presence of both intellectual property and/or innovation in the companies we invest in. Innovation is a basic ingredient in business models capable of moving from small to large. We find more of what we believe can lead to a superior long-term return profile within the Health Care and Information Technology sectors.

Over the reporting period, the portfolio held no positions in Energy, Telecommunications Services, or Utilities, and was substantially underweight in Materials and Real Estate. In

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

our view, commoditized companies or industries offer little structural appeal. Technology advancements and the price-taking nature of their economic models make them unappealing to us. During the reporting period, this positioning benefited in all instances other than Energy, where our lack of exposure detracted from performance.

Individual Holdings

Top performing contributors to performance this reporting period included Ocado Group, Ambu A/S, and DexCom, Inc.

Ocado Group has been in the portfolio since September of 2011. Ocado is two businesses. One is an online grocer in the UK. The other is more intriguing to us. Ocado has developed technologies to fully automate fulfillment warehouses, and they have had some success licensing this technology in the UK, which has been a mild plus for the stock. It had been rumored early in 2018 that Ocado had secured a major new customer in the U.S. This proved correct, as the company announced a major deal in May with Kroger Corp to build and operate, at least initially, 20 fully automated grocery fulfillment centers across the United States. The deal puts Kroger in a much stronger position to compete with Amazon in online grocery. Ocado’s share price rose by 89% following the announcement. Since our first investment in the company, its share price is up just under 800%.

Ambu A/S is a Danish medical equipment company that produces a variety of disposable patient visualization products, the first of which allowed doctors to look into a patient’s lungs. We believe the opportunity for Ambu remains compelling as they move into other single use devices such as disposable endoscopes, where we believe the cost advantage and lower potential for infection will drive adoption. Since our first investment, in July of 2014, its share price has risen significantly.

DexCom, Inc. is a medical device company focused on glucose monitoring systems for diabetics. It has developed an implantable, continuous monitoring device that does not require diabetics to prick their fingers and draw blood to determine their glucose levels. This device is proving very popular, pushing DexCom’s earnings and the share price to new highs.

Detractors from performance this reporting period included Aryzta AG, LIXIL Group Corp., and DBV Technologies SA.

Aryzta AG is a global baking company that has been challenged by weak demand trends coming from the fast food industry, and by acquisitions that weakened the balance sheet and lacked strategic logic. New management was brought in to fix the mess, and we were intrigued by the possibilities of their turnaround plan. However, the execution has been poor. We exited our position.

LIXIL Group is an owner of some well-known interior and exterior building materials brands, the best known of which are probably its

4       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

bathroom fixture brands, Grohe, and American Standard. The company has struggled with several issues recently, including capacity shortages at American Standard, higher input costs, and sluggish building trends in its home market of Japan. We see these as temporary. We find the management to be quite capable and we are confident they can correct the course.

DBV Technologies SA is a French pharma company that had a setback in a Phase III trial for the treatment of peanut allergies, an issue which affects about 1 in 10 Americans, for which there is no approved treatment. While the results of the trial were not as strong as hoped, the drug shows sufficient efficacy, with very mild side effects, that we believe will ultimately come to market in the U.S. We first invested in the company in 2013.

FUND UPDATE

Effective September 28, 2018, Oppenheimer International Small-Mid Company Fund will be managed by Frank Jennings, PhD. Frank will be supported by key analyst, Máire Lane, PhD, CFA, and he will continue to draw on the broader resources of the Global Equity Team.

Oppenheimer International Small-Mid Company Fund has been a principal strategy in the OppenheimerFunds family since 1997 (it was named Oppenheimer International Small Company Fund prior to December 29, 2015). The world is becoming more global in nature and many of the best investment opportunities are increasingly found outside the U.S. The Fund aims to capitalize on this trend and seeks to provide exposure primarily to high-quality small and mid-cap companies outside the United States with sustainable competitive advantages and durable earnings growth.

The Oppenheimer Global Equity Team shares a distinct thematic approach to investing around MANTRA®: Mass Affluence, New Technology, Restructuring, and Aging. The team believes these forces create very powerful economic, demographic, and technological trends that create opportunities for strong long-term growth. Our Global Equity and Emerging Markets Equity Teams have a history spanning almost 50 years of investment experience and currently manage over $120 billion in global equity assets as of August 31, 2018.

Frank Jennings has over 40 years of investment experience and a long history of managing international assets as sole portfolio manager of Oppenheimer Global Opportunities Fund for the past 23 years. Frank has also been a portfolio manager on Oppenheimer International Small-Mid Company Fund from 2000-2003, when the Fund was team managed, as well as a named portfolio manager in 2011. He has directly helped contribute to the Fund’s consistent history of success. A complete chronology of the Fund’s managers is included at the end of this Fund Performance Discussion.

Rezo Kanovich, who managed the Fund successfully for six and a half years, has left

5       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

the firm to pursue other opportunities. We thank him for his service and wish him well in his future endeavors.

We would also like to thank you for the trust you have placed in us by investing with us, and to discuss what you can expect with regard to the management of the Fund going forward.

The Fund will continue to be managed in keeping with the investment philosophy of the OppenheimerFunds Global Equity Team. The focus will continue to be on buying and holding strongly growing, high quality businesses that are benefitting from transformational trends within the world economy. Portfolio investment themes such as molecular diagnostics and therapies, new generation medical devices, the adoption of

e-commerce, high tech logistics, industrial automation, the deepening integration of technology into our daily lives, the trend toward the electrification of the automobile and toward solar energy, will all continue. The traditional bias in the portfolio against commoditized industries, or those with bond-like return characteristics, will continue. The portfolio will continue to be heavily invested in the Health Care, Consumer Discretionary, Information Technology, Industrials and Consumer Staples sectors, and to have little investment in Materials, Energy, Real Estate or Utilities. Concurrently, the portfolio bias towards companies in developed markets, rather than emerging ones, will continue. We will continue to manage a well-diversified portfolio with the potential to create long-term wealth for our shareholders while maintaining some resilience in times of stress.

Chronology of the Fund’s Portfolio Managers

Dates	Tenure	Portfolio Manager(s)
11/17/1997 – 8/20/1999	1 year, 10 months	Nick Horsley
8/20/1999 – 12/31/2000	1 year, 4 months	George Evans and Shanquan Li
12/31/2000 – 12/31/2003	3 years	Global Equity Team[1]
1/1/2004 – 2/28/2011	7 years, 2 months	Rohit Sah
2/28/2011 – 1/19/2012	11 months	Team Managed: George Evans, Rajeev Bhaman, Frank Jennings, Randy Dishmon, Justin Leverenz, Shanquan Li, Dominic Freud
1/19/2012 – 9/27/2018	6 years, 8 months	Rezo Kanovich

1. The Fund was managed by a portfolio management team comprised of investment professionals selected from the Manager’s global team in its equity portfolio department. This portfolio management team was primarily responsible for the day-to-day management of the Fund’s portfolio. Frank Jennings was a portfolio manager and member of the Global Equity Team during this period.

6       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Nice Ltd., Sponsored ADR	2.6%
Carl Zeiss Meditec AG	1.7
Obic Co. Ltd.	1.5
Lonza Group AG	1.5
Tecan Group AG	1.4
LivaNova plc	1.4
LIXIL Group Corp.	1.3
Ariake Japan Co. Ltd.	1.2
Ocado Group plc	1.1
Davide Campari-Milano SpA	1.1

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2018, and are based on net assets.

TOP TEN GEOGRAPHICAL HOLDINGS

Japan	20.8%
United States	15.2
United Kingdom	13.0
Germany	10.0
Switzerland	7.4
Israel	5.0
Denmark	3.4
Finland	2.9
Italy	2.6
Netherlands	2.5

Portfolio holdings and allocation are subject to change. Percentages are as of August 31, 2018, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2018, and are based on the total market value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

7       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/18
	Inception Date	1-Year	5-Year	10-Year

Class A (OSMAX)	11/17/97	19.27%	15.84%	14.36%
Class C (OSMCX)	11/17/97	18.37	14.98	13.50
Class I (OSCIX)	12/29/11	19.77	16.34	19.05	*
Class R (OSMNX)	3/1/01	18.99	15.55	14.04
Class Y (OSMYX)	9/7/05	19.57	16.13	14.74

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/18
	Inception Date	1-Year	5-Year	10-Year

Class A (OSMAX)	11/17/97	12.41%	14.48%	13.69%
Class C (OSMCX)	11/17/97	17.37	14.98	13.50
Class I (OSCIX)	12/29/11	19.77	16.34	19.05	*
Class R (OSMNX)	3/1/01	18.99	15.55	14.04
Class Y (OSMYX)	9/7/05	19.57	16.13	14.74

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the MSCI ACWI ex USA SMID Net Index and the MSCI ACWI ex USA Small Cap Net Index. The MSCI ACWI ex USA SMID Net Index is designed to measure the equity market performance of small- and mid-cap developed and emerging markets, excluding the United States. The MSCI ACWI ex USA Small Cap Net Index is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict

8       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on August 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Actual	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During 6 Months Ended August 31, 2018
Class A	$ 1,000.00	$ 1,072.20	$ 7.18
Class C	1,000.00	1,068.10	11.11
Class I	1,000.00	1,074.30	5.03
Class R	1,000.00	1,070.80	8.49
Class Y	1,000.00	1,073.60	5.87

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.30	6.99
Class C	1,000.00	1,014.52	10.82
Class I	1,000.00	1,020.37	4.90
Class R	1,000.00	1,017.04	8.27
Class Y	1,000.00	1,019.56	5.72

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.37%
Class C	2.12
Class I	0.96
Class R	1.62
Class Y	1.12

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENT OF INVESTMENTS August 31, 2018

	Shares	Value
Common Stocks—92.9%
Consumer Discretionary—10.3%
Automobiles—0.4%
Ferrari NV	354,575	$46,443,177
Distributors—0.2%
Paltac Corp.	490,800	26,626,821
Hotels, Restaurants & Leisure—1.6%
BK Brasil Operacao e Assessoria a
Restaurantes SA1	9,427,100	33,559,930
OPAP SA	3,253,259	34,957,551
SSP Group plc	12,309,989	110,888,302
		179,405,783
Household Durables—1.4%
Cairn Homes plc[1]	22,981,530	41,884,543
De’ Longhi SpA[1]	1,895,149	61,963,239
SEB SA	269,330	50,226,219
		154,074,001
Internet & Catalog Retail—4.1%
ASKUL Corp.	2,452,841	70,812,476
ASOS plc[1]	650,426	51,578,153
boohoo.com plc[1]	24,735,380	56,821,516
Ocado Group plc[1,2]	9,063,160	126,126,534
Rakuten, Inc.	5,271,000	40,278,894
Start Today Co. Ltd.	1,358,174	46,768,785
Zalando SE1,3	1,264,717	66,561,149
		458,947,507
Leisure Products—0.5%
Yamaha Corp.	1,330,500	63,502,952
Media—0.2%
LIFULL Co. Ltd.	3,448,100	21,181,715
Multiline Retail—1.0%
B&M European Value Retail SA	14,637,790	78,328,863
Seria Co. Ltd.	753,700	30,859,231
		109,188,094
Textiles, Apparel & Luxury Goods—0.9%
Asics Corp.	2,660,400	39,682,241
Salvatore Ferragamo SpA	2,593,941	61,758,550
		101,440,791
Consumer Staples—7.4%
Beverages—3.6%
Britvic plc	8,159,189	86,256,574
Carlsberg AS, Cl. B	668,167	81,589,625
Davide Campari- Milano SpA	14,216,653	125,819,047

	Shares	Value
Beverages (Continued)
Treasury Wine Estates Ltd.	8,328,907	$116,579,561
		410,244,807
Food & Staples Retailing—0.8%
Tesco plc	26,906,731	86,042,278
Food Products—2.3%
Ariake Japan Co. Ltd.	1,454,700	130,523,026
Ezaki Glico Co. Ltd.	1,014,200	50,908,677
Morinaga & Co. Ltd.	2,082,500	80,968,410
		262,400,113
Household Products—0.7%
Kose Corp.	406,200	74,675,523
Financials—8.3%
Capital Markets—1.4%
3i Group plc	7,232,128	84,178,910
HomeServe plc	2,116,310	28,523,473
VZ Holding AG	148,682	45,980,359
		158,682,742
Commercial Banks—1.8%
Bank of Ireland Group plc	10,996,119	90,013,924
Bankinter SA	5,494,677	48,952,925
Metro Bank plc[1]	1,785,180	64,499,938
		203,466,787
Consumer Finance—0.5%
Shriram Transport Finance Co. Ltd.	3,074,062	57,896,032
Insurance—3.5%
Baloise Holding AG	746,403	114,615,126
Grupo Catalana Occidente SA	2,359,741	98,753,619
Helvetia Holding AG	122,966	73,769,646
NN Group NV	1,406,380	60,367,067
St James’s Place plc	3,437,189	50,503,903
		398,009,361
Real Estate Investment Trusts (REITs)—0.6%
Hibernia REIT plc[2]	38,486,294	67,015,836
Real Estate Management & Development—0.5%
DLF Ltd.	8,683,954	27,053,933
Oberoi Realty Ltd.	4,151,083	25,810,213
		52,864,146
Health Care—24.9%
Biotechnology—5.6%
Abcam plc	6,349,060	124,810,031

12       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

	Shares	Value
Biotechnology (Continued)
Amarin Corp. plc, ADR[1]	7,834,530	$24,757,115
Argenx SE1	522,655	48,836,852
Ascendis Pharma AS, ADR[1]	424,570	30,135,979
BeiGene Ltd., ADR[1]	207,939	36,915,411
FibroGen, Inc.[1]	268,660	16,428,559
Galapagos NV1	491,865	49,828,891
Genmab AS1	218,000	37,730,648
Hansa Medical AB1	369,363	9,428,809
Ironwood Pharmaceuticals, Inc., Cl. A1	2,848,230	54,799,945
Madrigal Pharmaceuticals, Inc.[1]	95,010	22,727,342
Neurocrine Biosciences, Inc.[1]	498,200	61,253,690
Ovid therapeutics, Inc.[1]	421,080	2,808,604
Radius Health, Inc.[1]	825,980	16,990,409
Repligen Corp.[1]	1,210,410	66,427,301
Spark Therapeutics, Inc.[1]	422,930	26,056,717
		629,936,303
Health Care Equipment & Supplies—7.9%
Ambu AS, Cl. B	1,288,316	48,252,902
BioMerieux	680,170	59,791,284
Carl Zeiss Meditec AG	2,168,385	192,176,204
DBV Technologies SA1	754,989	33,485,441
DexCom, Inc.[1]	735,740	106,226,141
Elekta AB, Cl. B	8,083,002	105,686,834
LivaNova plc[1]	1,220,390	153,219,964
Mazor Robotics Ltd., Sponsored ADR[1]	734,150	35,085,028
Ossur HF2	22,966,074	102,276,411
STRATEC Biomedical AG2	751,899	59,544,954
		895,745,163
Health Care Providers & Services—0.8%
ConvaTec Group plc[3]	18,908,614	52,349,212
Notre Dame Intermedica Participacoes SA1	5,956,205	37,289,344
		89,638,556

	Shares	Value
Life Sciences Tools & Services—4.9%
Bio-Techne Corp.	150,660	$28,952,332
Bruker Corp.	1,632,990	58,101,784
Genfit[1]	449,840	12,293,899
Lonza Group AG1	520,459	167,293,965
MorphoSys AG1	551,095	65,067,263
QIAGEN NV1	1,549,210	60,372,714
Tecan Group AG2	658,888	157,523,490
		549,605,447
Pharmaceuticals—5.7%
H. Lundbeck AS	2,117,190	124,208,616
Ipsen SA	588,170	104,634,219
Kyowa Hakko Kirin Co. Ltd.	1,816,200	32,165,289
Medicines Co. (The)[1]	694,030	27,490,528
Nippon Shinyaku Co. Ltd.	1,436,700	84,209,669
Rohto Pharmaceutical Co. Ltd.	1,515,333	48,457,834
Santen Pharmaceutical Co. Ltd.	2,194,600	33,779,027
Teva Pharmaceutical Industries Ltd., Sponsored ADR	4,197,210	96,158,081
UCB SA	982,356	89,693,856
		640,797,119
Industrials—16.9%
Aerospace & Defense—1.0%
CAE, Inc.	5,459,449	108,979,806
Air Freight & Couriers—1.6%
Panalpina Welttransport Holding AG	646,852	97,012,071
SG Holdings Co. Ltd.	3,591,900	84,923,949
		181,936,020
Building Products—2.9%
Belimo Holding AG	15,797	80,498,945
LIXIL Group Corp.	7,853,600	153,873,558
TOTO Ltd.	2,315,400	97,825,652
		332,198,155
Commercial Services & Supplies—0.3%
Loomis AB, Cl. B	982,180	31,629,932
Construction & Engineering—0.7%
Balfour Beatty plc	20,326,312	76,416,323

13 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Electrical Equipment—0.4%
Fuji Electric Co. Ltd.	6,313,000	$50,779,412
Machinery—6.2%
Burckhardt Compression Holding AG	130,606	47,060,794
Gardner Denver Holdings, Inc.[1]	3,116,360	87,133,426
Harmonic Drive Systems, Inc.	1,164,800	47,189,979
IMI plc	7,105,200	111,463,862
Konecranes OYJ, Cl. A	1,961,349	77,592,782
Metso OYJ	3,044,457	106,873,625
Nabtesco Corp.	1,249,500	32,535,340
Spirax-Sarco Engineering plc	632,439	58,487,289
Trelleborg AB, Cl. B	2,360,931	46,177,392
Wartsila OYJ Abp	3,964,108	83,770,994
		698,285,483
Marine—0.2%
Hapag-Lloyd AG3	536,706	22,634,425
Road & Rail—0.6%
Rumo SA1	19,628,700	68,575,876
Trading Companies & Distributors—3.0%
Brenntag AG	869,047	52,427,553
Bunzl plc	1,315,622	40,919,689
Howden Joinery Group plc	10,242,880	65,474,361
IMCD NV	887,647	66,402,888
MonotaRO Co. Ltd.	1,925,700	109,262,296
		334,486,787
Information Technology—20.8%
Electronic Equipment, Instruments, & Components—4.1%
Azbil Corp.	2,318,700	100,810,465
Cognex Corp.	867,340	46,662,892
Electrocomponents plc	2,346,548	22,577,423
Jenoptik AG	2,311,800	90,875,563
Renishaw plc	532,870	37,773,274
Topcon Corp.	3,298,800	57,530,235
Yaskawa Electric Corp.	898,000	30,089,487
Yokogawa Electric Corp.	3,772,600	77,265,508
		463,584,847

	Shares	Value
Internet Software & Services—2.6%
Auto Trader Group plc[3]	6,682,780	$38,934,863
Infomart Corp.	2,674,700	31,508,575
Istyle, Inc.[2]	4,590,200	55,548,049
Moneysupermarket.com Group plc	10,610,382	39,087,340
XING SE2	333,071	124,191,856
		289,270,683
IT Services—3.9%
Fujitsu Ltd.	8,767,000	64,099,892
Obic Co. Ltd.	1,787,300	167,936,387
SCSK Corp.	1,581,408	75,149,260
Tech Mahindra Ltd.	5,894,849	63,689,272
Wirecard AG	291,225	64,669,656
		435,544,467
Semiconductors & Semiconductor Equipment—3.6%
AIXTRON SE1	3,997,781	49,888,825
Cree, Inc.[1]	1,903,170	91,561,509
Disco Corp.	125,000	22,334,829
Mellanox Technologies Ltd.[1]	1,112,080	92,525,056
Rohm Co. Ltd.	1,267,400	114,213,473
SolarEdge Technologies, Inc.[1]	755,360	36,219,512
		406,743,204
Software—6.6%
BlackBerry Ltd.[1]	7,082,664	75,385,596
CyberArk Software Ltd.[1]	601,921	45,396,882
Descartes Systems Group, Inc. (The)[1]	1,730,953	60,430,819
Mphasis Ltd.	2,811,074	49,952,071
Nemetschek SE	403,076	66,171,768
Nice Ltd., Sponsored ADR[1]	2,508,896	290,003,289
OBIC Business Consultants Co. Ltd.	1,081,200	88,648,475
SimCorp AS	669,615	63,360,588
		739,349,488
Materials—4.3%
Chemicals—3.8%
Elementis plc	14,007,090	46,391,180
Koninklijke DSM NV	1,021,983	107,340,873
LANXESS AG	1,296,459	101,898,745
Sika AG	298,140	44,274,551

14       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

	Shares	Value
Chemicals (Continued)
Symrise AG	1,345,240	$125,702,475
		425,607,824
Containers & Packaging—0.5%
Huhtamaki OYJ	1,488,353	53,348,228
Total Common Stocks (Cost $7,227,657,569)		10,457,202,014
Preferred Stock—0.4%
Sartorius AG, Preference (Cost $3,277,405)	244,992	44,521,442

	Shares	Value
Investment Company—6.5%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.91%[2,4] (Cost $728,035,525)	728,035,525	$728,035,525
Total Investments, at Value (Cost $7,958,970,499)	99.8%	11,229,758,981
Net Other Assets (Liabilities)	0.2	23,377,264
Net Assets	100.0%	$11,253,136,245

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2017	Gross Additions	Gross Reductions	Shares August 31, 2018
Common Stock Biotechnology
Wilson Therapeutics	—	1,637,318	1,637,318	—
Health Care Equipment & Supplies
Ossur HF	21,836,901	1,129,173	—	22,966,074
STRATEC Biomedical AG	684,124	67,775	—	751,899
Internet & Catalog Retail
Ocado Group plc[a]	31,732,400	—	22,669,240	9,063,160
Qliro Group AB	7,836,819	—	7,836,819	—
Internet Software & Services
Istyle, Inc.	5,267,100	—	676,900	4,590,200
XING AG	380,318	—	47,247	333,071
Life Sciences Tools & Services
Tecan Group AG	448,416	210,472	—	658,888
Real Estate Investment Trusts (REITs)
Hibernia REIT plc	38,486,294	—	—	38,486,294
Trading Companies & Distributors
Cramo OYJ	2,164,550	228,149	2,392,699	—
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	826,950,070	1,776,816,410	1,875,730,955	728,035,525

15 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

	Value		Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Common Stock Biotechnology
Wilson Therapeutics	$—		$—	$26,250,021	$—
Health Care Equipment & Supplies
Ossur HF	102,276,411		385,119	—	(8,313,614)
STRATEC Biomedical AG	59,544,954		516,960	—	11,824,898
Internet & Catalog Retail
Ocado Group plc[a]	—	[b]	—	161,248,521	110,231,022
Qliro Group AB	—		—	(17,995,546)	11,081,127
Internet Software & Services
Istyle, Inc.	55,548,049		17,448	5,005,826	30,384,927
XING AG	124,191,856		485,801	5,466,068	16,480,050
Life Sciences Tools & Services
Tecan Group AG	157,523,490		819,580	—	22,480,599
Real Estate Investment Trusts (REITs)
Hibernia REIT plc	67,015,836		1,264,742	—	1,588,332
Trading Companies & Distributors
Cramo OYJ	—		1,493,683	581,405	(16,063,443)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	728,035,525		11,790,356	—	—

Total	$1,294,136,121		$16,773,689	$180,556,295	$179,693,898

    a. No longer an affiliate at period end.

    b. The security is no longer an affiliate. Therefore, the value has been excluded from this table.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $180,479,649 or 1.60% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
Japan	$2,336,925,392	20.8%
United States	1,691,468,894	15.2
United Kingdom	1,460,104,426	13.0
Germany	1,126,331,877	10.0
Switzerland	828,028,947	7.4
Israel	559,168,336	5.0
Denmark	385,278,358	3.4
Finland	321,585,629	2.9
Italy	295,984,012	2.6
Netherlands	282,947,681	2.5
France	260,431,061	2.3
Canada	244,796,221	2.2

16 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Geographic Holdings (Unaudited) (Continued)	Value	Percent
India	$224,401,522	2.0%
Ireland	223,671,419	2.0
Sweden	192,922,967	1.7
Spain	147,706,544	1.3
Belgium	139,522,747	1.3
Brazil	139,425,150	1.2
Australia	116,579,561	1.0
Iceland	102,276,411	0.9
Luxembourg	78,328,863	0.7
China	36,915,411	0.3
Greece	34,957,552	0.3
Total	$11,229,758,981	100.0%

See accompanying Notes to Financial Statements.

17       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $6,899,454,530)	$9,935,622,860
Affiliated companies (cost $1,059,515,969)	1,294,136,121

11,229,758,981

Cash	3,000,395

Cash—foreign currencies (proceeds $32,193)	28

Receivables and other assets:
Dividends	21,466,356
Shares of beneficial interest sold	5,661,967
Other	449,083

Total assets	11,260,336,810

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	5,353,877
Distribution and service plan fees	464,926
Foreign capital gains tax	408,835
Trustees’ compensation	287,950
Shareholder communications	27,647
Other	657,330

Total liabilities	7,200,565

Net Assets	$11,253,136,245

Composition of Net Assets
Paid-in capital	$7,324,486,966

Accumulated net investment loss	(46,703,350)

Accumulated net realized gain on investments and foreign currency transactions	704,819,987

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,270,532,642

Net Assets	$11,253,136,245

18       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,777,989,838 and 32,601,945 shares of beneficial interest outstanding)	$54.54

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$57.87

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $323,001,092 and 6,458,680 shares of beneficial interest outstanding)	$50.01

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $3,236,675,836 and 59,584,749 shares of beneficial interest outstanding)	$54.32

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $103,817,870 and 1,994,671 shares of beneficial interest outstanding)	$52.05

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $5,811,651,609 and 107,330,575 shares of beneficial interest outstanding)	$54.15

See accompanying Notes to Financial Statements.

19       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENT OF

OPERATIONS For the Year Ended August 31, 2018

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $11,134,763)	$116,857,409
Affiliated companies (net of foreign withholding taxes of $871,216)	16,773,689

Interest	4,230

Total investment income	133,635,328

Expenses
Management fees	95,796,921

Distribution and service plan fees:
Class A	5,574,216
Class B1	13,071
Class C	3,319,053
Class R	498,595

Transfer and shareholder servicing agent fees:
Class A	4,633,565
Class B1	2,781
Class C	675,675
Class I	856,542
Class R	203,727
Class Y	9,966,306

Shareholder communications:
Class A	17,977
Class B1	76
Class C	2,547
Class I	26,113
Class R	457
Class Y	54,726

Custodian fees and expenses	1,023,268

Borrowing fees	336,401

Trustees’ compensation	142,774

Other	559,758

Total expenses	123,704,549
Less reduction to custodian expenses	(3,170)
Less waivers and reimbursements of expenses	(1,237,160)

Net expenses	122,464,219

Net Investment Income	11,171,109

20       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies	$808,808,227
Affiliated companies	180,556,295
Foreign currency transactions	(1,186,978)

Net realized gain	988,177,544
Net change in unrealized appreciation/depreciation on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $288,605)	669,389,371
Affiliated companies	179,693,898
Translation of assets and liabilities denominated in foreign currencies	(92,364)

Net change in unrealized appreciation/depreciation	848,990,905

Net Increase in Net Assets Resulting from Operations	$1,848,339,558

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

21       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2018	Year Ended August 31, 2017

Operations
Net investment income	$11,171,109	$1,084,683

Net realized gain	988,177,544	165,252,891

Net change in unrealized appreciation/depreciation	848,990,905	1,445,306,914

Net increase in net assets resulting from operations	1,848,339,558	1,611,644,488

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(17,435,600)	(3,791,976)
Class B1	—	—
Class C	(589,523)	—
Class I	(31,883,527)	(7,982,939)
Class R	(653,837)	—
Class Y	(51,120,814)	(9,943,499)

	(101,683,301)	(21,718,414)

Distributions from net realized gain:
Class A	(51,026,757)	—
Class B1	(49,335)	—
Class C	(7,819,114)	—
Class I	(57,687,410)	—
Class R	(2,220,215)	—
Class Y	(104,009,426)	—

	(222,812,257)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(811,115,166)	(952,972,877)
Class B1	(3,257,270)	(4,281,847)
Class C	(47,632,409)	(78,001,705)
Class I	540,467,885	681,150,112
Class R	(1,614,113)	1,570,307
Class Y	963,409,373	1,242,198,512

	640,258,300	889,662,502

Net Assets
Total increase	2,164,102,300	2,479,588,576

Beginning of period	9,089,033,945	6,609,445,369

End of period (including accumulated net investment loss of $46,703,350 and $11,452,004, respectively)	$11,253,136,245	$9,089,033,945

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

22       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]

Per Share Operating Data
Net asset value, beginning of period	$47.11	$38.28	$36.38	$33.92	$27.32

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.05)	(0.06)	0.05	0.06	0.14
Net realized and unrealized gain	8.94	8.95	1.87	2.55	6.69

Total from investment operations	8.89	8.89	1.92	2.61	6.83

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.37)	(0.06)	(0.02)	(0.15)	(0.23)
Distributions from net realized gain	(1.09)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.46)	(0.06)	(0.02)	(0.15)	(0.23)

Net asset value, end of period	$54.54	$47.11	$38.28	$36.38	$33.92

Total Return, at Net Asset Value[3]	19.27%	23.25%	5.29%	7.77%	25.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,777,990	$2,260,943	$2,678,644	$1,968,434	$1,076,376

Average net assets (in thousands)	$2,272,202	$2,591,050	$2,462,620	$1,373,719	$922,903

Ratios to average net assets:[4]
Net investment income (loss)	(0.10)%	(0.15)%	0.14%	0.18%	0.42%
Expenses excluding specific expenses listed below	1.38%	1.41%	1.29%	1.19%	1.20%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	1.38%	1.41%	1.29%	1.19%	1.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.37%	1.39%	1.28%	1.18%	1.19%

Portfolio turnover rate	27%	22%	19%	15%	18%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2018	1.39%
Year Ended August 31, 2017	1.42%
Year Ended August 31, 2016	1.30%
Year Ended August 31, 2015	1.20%
Year Ended August 29, 2014	1.21%

See accompanying Notes to Financial Statements.

23       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]

Per Share Operating Data
Net asset value, beginning of period	$43.36	$35.45	$33.92	$31.71	$25.61

Income (loss) from investment operations:
Net investment loss[2]	(0.40)	(0.34)	(0.21)	(0.18)	(0.10)
Net realized and unrealized gain	8.22	8.25	1.74	2.39	6.28

Total from investment operations	7.82	7.91	1.53	2.21	6.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	0.00	0.00	0.00	(0.08)
Distributions from net realized gain	(1.09)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.17)	0.00	0.00	0.00	(0.08)

Net asset value, end of period	$50.01	$43.36	$35.45	$33.92	$31.71

Total Return, at Net Asset Value[3]	18.37%	22.35%	4.48%	6.97%	24.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$323,001	$323,084	$339,118	$281,439	$193,529

Average net assets (in thousands)	$332,620	$314,796	$327,473	$211,533	$161,291

Ratios to average net assets:[4]
Net investment loss	(0.85)%	(0.91)%	(0.62)%	(0.57)%	(0.34)%
Expenses excluding specific expenses listed below	2.13%	2.16%	2.04%	1.94%	1.96%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	2.13%	2.16%	2.04%	1.94%	1.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.12%	2.14%	2.03%	1.93%	1.95%

Portfolio turnover rate	27%	22%	19%	15%	18%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2018	2.14%
Year Ended August 31, 2017	2.17%
Year Ended August 31, 2016	2.05%
Year Ended August 31, 2015	1.95%
Year Ended August 29, 2014	1.97%

See accompanying Notes to Financial Statements.

24       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Class I	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]

Per Share Operating Data
Net asset value, beginning of period	$46.95	$38.17	$36.23	$33.76	$27.17

Income (loss) from investment operations:
Net investment income[2]	0.16	0.12	0.21	0.21	0.26
Net realized and unrealized gain	8.90	8.88	1.87	2.54	6.66

Total from investment operations	9.06	9.00	2.08	2.75	6.92

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.60)	(0.22)	(0.14)	(0.28)	(0.33)
Distributions from net realized gain	(1.09)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.69)	(0.22)	(0.14)	(0.28)	(0.33)

Net asset value, end of period	$54.32	$46.95	$38.17	$36.23	$33.76

Total Return, at Net Asset Value[3]	19.77%	23.76%	5.75%	8.27%	25.59%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,236,676	$2,285,847	$1,272,537	$1,032,630	$893,125

Average net assets (in thousands)	$2,859,965	$1,497,363	$1,132,539	$911,969	$787,902

Ratios to average net assets:[4]
Net investment income	0.32%	0.30%	0.57%	0.60%	0.81%
Expenses excluding specific expenses listed below	0.96%	0.97%	0.85%	0.76%	0.77%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	0.96%	0.97%	0.85%	0.76%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.96%	0.84%	0.75%	0.76%

Portfolio turnover rate	27%	22%	19%	15%	18%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2018	0.97%
Year Ended August 31, 2017	0.98%
Year Ended August 31, 2016	0.86%
Year Ended August 31, 2015	0.77%
Year Ended August 29, 2014	0.78%

See accompanying Notes to Financial Statements.

25       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]

Per Share Operating Data
Net asset value, beginning of period	$45.08	$36.67	$34.92	$32.55	$26.22

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.17)	(0.15)	(0.05)	(0.02)	0.04
Net realized and unrealized gain	8.55	8.56	1.80	2.46	6.44

Total from investment operations	8.38	8.41	1.75	2.44	6.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)	0.00	0.00	(0.07)	(0.15)
Distributions from net realized gain	(1.09)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.41)	0.00	0.00	(0.07)	(0.15)

Net asset value, end of period	$52.05	$45.08	$36.67	$34.92	$32.55

Total Return, at Net Asset Value[3]	18.99%	22.93%	5.01%	7.53%	24.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$103,818	$91,019	$73,150	$60,908	$39,082

Average net assets (in thousands)	$100,487	$77,120	$68,089	$45,566	$35,888

Ratios to average net assets:[4]
Net investment income (loss)	(0.35)%	(0.39)%	(0.15)%	(0.07)%	0.13%
Expenses excluding specific expenses listed below	1.63%	1.66%	1.53%	1.44%	1.46%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	1.63%	1.66%	1.53%	1.44%	1.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.62%	1.64%	1.52%	1.43%	1.45%

Portfolio turnover rate	27%	22%	19%	15%	18%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2018	1.64%
Year Ended August 31, 2017	1.67%
Year Ended August 31, 2016	1.54%
Year Ended August 31, 2015	1.45%
Year Ended August 29, 2014	1.47%

See accompanying Notes to Financial Statements.

26       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Class Y	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]

Per Share Operating Data
Net asset value, beginning of period	$46.82	$38.06	$36.16	$33.71	$27.14

Income (loss) from investment operations:
Net investment income[2]	0.08	0.05	0.15	0.16	0.26
Net realized and unrealized gain	8.87	8.87	1.85	2.52	6.61

Total from investment operations	8.95	8.92	2.00	2.68	6.87

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.53)	(0.16)	(0.10)	(0.23)	(0.30)
Distributions from net realized gain	(1.09)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.62)	(0.16)	(0.10)	(0.23)	(0.30)

Net asset value, end of period	$54.15	$46.82	$38.06	$36.16	$33.71

Total Return, at Net Asset Value[3]	19.57%	23.55%	5.53%	8.05%	25.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,811,651	$4,125,091	$2,239,385	$1,397,394	$622,170

Average net assets (in thousands)	$4,930,993	$2,865,168	$1,932,568	$819,230	$357,072

Ratios to average net assets:[4]
Net investment income	0.15%	0.13%	0.41%	0.47%	0.79%
Expenses excluding specific expenses listed below	1.14%	1.16%	1.04%	0.95%	0.96%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	1.14%	1.16%	1.04%	0.95%	0.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.13%	1.14%	1.03%	0.94%	0.95%

Portfolio turnover rate	27%	22%	19%	15%	18%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2018	1.15%
Year Ended August 31, 2017	1.17%
Year Ended August 31, 2016	1.05%
Year Ended August 31, 2015	0.96%
Year Ended August 29, 2014	0.97%

See accompanying Notes to Financial Statements.

27       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2018

1. Organization

Oppenheimer International Small-Mid Company Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Effective as of the close of the New York Stock Exchange (“NYSE”) on April 1, 2016 (the “Closing Date”), the Fund no longer accepts purchase orders from new investors and existing Fund shareholders no longer are able to purchase new shares or exchange shares of other Oppenheimer funds into the Fund. Please see the Fund’s prospectus for exceptions and additional information.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class I and Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

28       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

2. Significant Accounting Policies (Continued)

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The

29       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

30       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$234,593,383	$542,190,647	$—	$3,150,843,548

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

2. During the previous reporting period, the Fund utilized $51,708,575 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments[3]

$78,059,291	$55,260,846	$133,320,137

3. $78,059,291, including $60,046,546 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended August 31, 2018	Year Ended August 31, 2017

Distributions paid from:
Ordinary income	$185,995,456	$21,718,414
Long-term capital gain	138,500,102	—

Total	$324,495,558	$21,718,414

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

31       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$8,078,659,593
Federal tax cost of other investments	521,652

Total federal tax cost	$8,079,181,245

Gross unrealized appreciation	$3,620,828,818
Gross unrealized depreciation	(469,985,270)

Net unrealized appreciation	$3,150,843,548

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncement. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

32       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

3. Securities Valuation (Continued)

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about

33       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$33,559,930	$1,127,250,911	$—	$1,160,810,841
Consumer Staples	197,547,971	635,814,750	—	833,362,721
Financials	—	937,934,904	—	937,934,904
Health Care	962,196,988	1,843,525,600	—	2,805,722,588
Industrials	264,689,108	1,641,233,111	—	1,905,922,219
Information Technology	1,069,919,677	1,264,573,012	—	2,334,492,689
Materials	—	478,956,052	—	478,956,052
Preferred Stock	—	44,521,442	—	44,521,442
Investment Company	728,035,525	—	—	728,035,525

Total Assets	$3,255,949,199	$7,973,809,782	$—	$11,229,758,981

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Staples	$123,065,815	$123,065,815
Information Technology	200,213,394	200,213,394

Total Assets	$323,279,209	$323,279,209

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

34       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

35       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price

36       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

5. Market Risk Factors (Continued)

typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold[1]	14,097,012	$686,775,786	2,349,129	$46,108,138
Dividends and/or distributions reinvested	1,368,162	66,068,554	97,740	3,592,936
Redeemed	(30,857,868)	(1,563,959,506)	(24,424,206)	(1,002,673,951)

Net decrease	(15,392,694)	$(811,115,166)	(21,977,337)	$(952,972,877)

Class B
Sold	698	$33,878	2,056	$79,418
Dividends and/or distributions reinvested	1,070	48,335	—	—
Redeemed[1]	(71,226)	(3,339,483)	(116,743)	(4,361,265)

Net decrease	(69,458)	$(3,257,270)	(114,687)	$(4,281,847)

Class C
Sold	232,520	$10,713,471	449,095	$17,249,064
Dividends and/or distributions reinvested	177,003	7,880,164	—	—
Redeemed	(1,402,471)	(66,226,044)	(2,564,745)	(95,250,769)

Net decrease	(992,948)	$(47,632,409)	(2,115,650)	$(78,001,705)

Class I
Sold	20,616,940	$1,036,765,573	23,204,260	$1,004,774,436
Dividends and/or distributions reinvested	1,808,714	86,745,923	205,228	7,496,982
Redeemed	(11,523,842)	(583,043,611)	(8,066,606)	(331,121,306)

Net increase	10,901,812	$540,467,885	15,342,882	$681,150,112

Class R
Sold	432,654	$21,128,055	622,634	$24,434,847
Dividends and/or distributions reinvested	56,861	2,625,260	—	—
Redeemed	(513,788)	(25,367,428)	(598,451)	(22,864,540)

Net increase (decrease)	(24,273)	$(1,614,113)	24,183	$1,570,307

Class Y
Sold	42,705,971	$2,161,394,541	59,982,572	$2,538,816,021
Dividends and/or distributions reinvested	2,969,347	142,112,973	249,068	9,083,488
Redeemed	(26,444,216)	(1,340,098,141)	(30,965,547)	(1,305,700,997)

Net increase	19,231,102	$963,409,373	29,266,093	$1,242,198,512

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

37       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$3,011,191,519	$2,546,275,054

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through October 26, 2017
Up to $500 million	1.00%
Next $500 million	0.95
Next $4 billion	0.92
Over $5 billion	0.90

Fee Schedule Effective October 27, 2017
Up to $500 million	1.00%
Next $500 million	0.95
Next $4 billion	0.92
Next $5 billion	0.90
Over $10 billion	0.88

Fee Schedule Effective November 1, 2018
Up to $500 million	1.00%
Next $500 million	0.95
Next $4 billion	0.92
Next $5 billion	0.90
Next $10 billion	0.88
Over $20 billion	0.87

The Fund’s effective management fee for the reporting period was 0.91% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall

38       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

8. Fees and Other Transactions with Affiliates (Continued)

be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	9,118
Accumulated Liability as of August 31, 2018	78,629

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any

39       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares, and had previously adopted a similar plan for Class B shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund paid the Distributor an annual asset-based sales charge of 0.75% on Class B shares prior to their Conversion Date. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets and previously paid this fee for Class B prior to their Conversion Date. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor[1]	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

August 31, 2018	$75,315	$—	$1,108	$6,044	$—

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

Waivers and Reimbursements of Expenses. Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$116,306
Class B1	126
Class C	16,377
Class R	4,761
Class Y	224,481

40       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

8. Fees and Other Transactions with Affiliates (Continued)

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $875,109 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

41       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer International Small-Mid Company Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Small-Mid Company Fund (the “Fund”), including the statement of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

October 25, 2018

42       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

Capital gain distributions of $0.67622 per share were paid to Class A, Class B, Class C, Class I, Class R and Class Y shareholders, respectively, on December 12, 2017. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.17% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $132,479,737 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2018, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $5,344,434 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $264,971,089 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $12,012,109 of foreign income taxes were paid by the Fund during the reporting period. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $60,950,344 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

43       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

44       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held.

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 48 portfolios in the OppenheimerFunds complex.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (registered business development company) (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004- June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Director, Board of Directors of Caron Engineering Inc. (since January 2018); Advisor, Board of Advisors of Caron Engineering Inc. (December 2014-December 2017); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Director of THL Credit, Inc. (since November 2016) (alternative credit investment manager); Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (April 2012-September 2016); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster

45       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Continued	Worldwide, Inc. (career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-October 2007); Supreme Allied Commander of NATO Allied Command Transformation (2003- 2005) and Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Trustee of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

46       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately- held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick Simon & Co. (wealth management), LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (healthcare) (since November 2012); Advisory Board Director of The Alberleen Group LLC (investment banking) (since March 2012); Governing Council Member (since 2016) and Chair of Education Committee (since 2017) of Independent Directors Council (IDC) (since 2016); Board Member of 100 Women in Finance (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Director of The Komera Project (non-profit) (April 2012-2016); New York Advisory Board Director of Peace First (non-profit) (March 2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse (investment banking): Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007- 2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee (since January 2015) and Treasurer and Chairman of

47       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Continued	the Audit Committee and Finance Committee (since January 2016) of Board of Trustees of Huntington Disease Foundation of America; Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 106 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Kanovich, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Rezo Kanovich1, Vice President (since 2012) Year of Birth: 1975

Senior Vice President of the Sub-Adviser (since January 2018) and Senior Portfolio Manager (since January 2012); Vice President of the Sub-Adviser (May 2009 - January 2018); Senior Research Analyst of the Sub-Adviser (2007-2012) and a Research Analyst of the Sub-Adviser (2005-2007).

1. Effective September 28, 2018, Rezo Kanovich is no longer an officer of the Fund.

48       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

49       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

50       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

51       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

52       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

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55       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0815.001.0818 October 25, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $35,000 in fiscal 2018 and $34,200 in fiscal 2017.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,500 in fiscal 2018 and $3,500 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $292,986 in fiscal 2018 and $289,000 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody audits, incremental, and additional, audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $8,460 in fiscal 2018 and $36,315 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $533,392 in fiscal 2018 and $528,317 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $834,838 in fiscal 2018 and $853,632 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser,

and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Small-Mid Company Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/19/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/19/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	10/19/2018